Exhibit 10.24

FIFTH AMENDMENT AND CONSENT TO THE LOAN AND SECURITY AGREEMENT

          Fifth Amendment and Consent dated as of August 24, 2000 (this “Amendment”) to the Loan and Security Agreement dated as of December 31, 1997 (as amended and modified, the “Loan Agreement”), among GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (“Lender”) and KNOGO NORTH AMERICA INC., a Delaware corporation (“Borrower”) and the other Credit Parties executing this Amendment.

WITNESSETH:

          WHEREAS, Sentry has informed Lender that Sentry and Dutch A&A Holdings B.V., a Netherlands corporation (“Dutch A&A”) have entered into a Securities Purchase Agreement dated as of August 8, 2000 (the “Securities Purchase Agreement”) pursuant to which Dutch A&A will acquire certain shares of common stock of Sentry on the terms and conditions set forth in the Securities Purchase Agreement.

          WHEREAS, in connection with the transactions contemplated by the Securities Purchase Agreement it is necessary for Sentry to amend its certificate of incorporation;

          WHEREAS, in connection with Dutch A&A’s purchase of an equity interest in Sentry, Dutch A&A and Sentry are entering into a Distribution Agreement (the “Distribution Agreement”) pursuant to which the products and services of each party will be made available to the other for distribution and sale in accordance with the terms therein;

          WHEREAS, Sentry has requested that Lender consent to the amendment of the certificate of incorporation of Sentry, to the execution of the Distribution Agreement by Sentry, to the issuance and sale of common stock to Dutch A&A in accordance with the Securities Purchase Agreement and that the transactions contemplated by the Securities Purchase Agreement shall not constitute a Change of Control and to amend certain provisions of the Loan Agreement in connection therewith;

          WHEREAS, Lender is willing to so consent and to amend the Loan Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement and do hereby further agree as follows:

STATEMENT OF TERMS

          1.     Amendment to Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, each Credit Party and Lender agree to amend the Loan Agreement as follows:

               (a)      Section 5(d) is amended in its entirety to provide as follows:

“(d) enter into any lending, borrowing or other commercial transaction with any of its employees, directors, Affiliates or any other Credit Party (including upstreaming and downstreaming of cash and intercompany advances and payments by a Credit Party on behalf of another Credit Party which are not otherwise permitted hereunder) other than (i) loans or advances to employees in the ordinary course of business in an aggregate outstanding amount not exceeding $50,000; (ii) the loans, advances and investments permitted pursuant to Section 5(b) and (iii) the transactions contemplated by the Distribution Agreement;"

               (b)      Section 5(f) is amended in its entirety to provide as follows:

"(f) amend its charter or by-laws or other organizational documents except as set forth in the Amended and Restated Certificate;"

               (c)      Section 5(i) is amended in its entirety to provide as follows:

“(i) sell, transfer, issue, convey, assign or otherwise dispose of any of its assets or properties, including its Accounts or any shares of its Stock or engage in any sale-leaseback, synthetic lease or similar transaction (provided, that the foregoing shall not prohibit the sale of Inventory or obsolete or unnecessary Equipment in the ordinary course of its business) except for the issuance and sale of common stock of Sentry in accordance with the terms of the Securities Purchase Agreement;"

                (d)      Schedule A is amended by inserting therein the following new definitions in the appropriate alphabetical order:

"Amended and Restated Certificate" shall mean the Amended and Restated Certificate of Incorporation substantially in the form annexed to the Fifth Amendment as Exhibit A.

"Distribution Agreement" shall mean the Distribution Agreement dated as of August 8, 2000 between Sentry and Dutch A&A.

"Dutch A&A" shall mean Dutch A&A Holding, B.V., a Netherlands corporation or such assignee of its rights as provided for in the Securities Purchase Agreement.

"Fifth Amendment" shall mean the Fifth Amendment and Consent to Loan and Security Agreement dated as of August 24, 2000 among Lender, Borrower and the other Credit Parties.

"Securities Purchase Agreement" dated as of August 8, 2000 between Sentry and Dutch A&A.

          2.      Consent. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, Lender agrees that the transactions contemplated by the Securities Purchase Agreement shall not constitute an Event of Default under Section 7.1(k) provided that all of the proceeds from the sale by Sentry of the common stock pursuant to the Securities Purchase Agreement are remitted to Lender for application to the Obligations.

          3.      Representations and Warranties. To induce Lender to enter into this Amendment, each Credit Party hereto hereby warrants, represents and covenants to Lender that: (a) each representation and warranty of the Credit Parties set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving affect to this Amendment as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Amendment; and (b) each Credit Party hereto has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms.

          4.      Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

(a)	Lender shall have received in form and substance satisfactory to it, one or more counterparts of this Amendment duly executed and delivered by the Credit Parties hereto;

(b)	Any and all guarantors of the Obligations shall have consented to the execution, delivery and performance of this Amendment and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment in the appropriate space indicated below and returning same to Lender;

(c)	Borrower shall have paid to Lender all of Lenders legal fees, costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment;

(d)	Lender shall have received in form and substance satisfactory to Lender an executed copy of the Securities Purchase Agreement and the Distribution Agreement together with all exhibits and disclosure schedules thereto;

(e)	Lender shall have received the Amended and Restated Certificate in form and substance satisfactory to Lender;

(f)	The transactions contemplated by the Securities Purchase Agreement shall have been approved or any applicable waiting period shall have terminated in accordance with Hart Scott-Rodino Antitrust Improvements Act of 1976, as amended; and

(g)	Lender and Dutch A&A shall have entered into an agreement in form and substance satisfactory to Lender granting Lender the right to market, distribute and sell Inventory purchased under the Distribution Agreement in connection with the exercise of Lender’s rights and remedies under the Loan Agreement.

          5.      Continuing Effect of Loan Agreement. Except as expressly amended and modified hereby, the provisions of the Loan Agreement, and the Liens granted thereunder, are and shall remain in full force and effect and the waiver set forth herein shall be limited precisely as drafted and shall not constitute a waiver of any other provisions of the Loan Agreement.

          6.      Counterparts. This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          7.       Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

KNOGO NORTH AMERICA INC.,
as Borrower

By: /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title:   V.P. - CFO

SENTRY TECHNOLOGY CORPORATION,
as Credit Party

By: /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title:   V.P. - CFO

VIDEO SENTRY CORPORATION,
as Credit Party
By: /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title:   V.P. - CFO

KNOGO CARIBE, INC.,
as Credit Party
By: /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title:    Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION,
as Lender
By: /s/ Philip F. Carfora
Name:   Philip F. Carfora
Title: Duly Authorized Signatory

CONSENT OF GUARANTORS

          Each of the undersigned guarantors does hereby consent to the execution, delivery and performance of the within and foregoing Amendment and confirms the continuing effect of such guarantor’s guarantee of the Obligations after giving effect to the foregoing Amendment.

          IN WITNESS WHEREOF, each of the undersigned guarantors has executed this Consent to Guarantors as of the day and year first above set forth.

GUARANTORS:

SENTRY TECHNOLOGY CORPORATION

By: /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title:   VP - CFO

VIDEO SENTRY CORPORATION

By: /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title:   VP - CFO

KNOGO CARIBE, INC.

By: /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title: Treasurer

Exhibit A

Amended and Restated Certificate of Incorporation